Supplement Dated June 1, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus
dated May 1, 2023 for the Protective Executive Benefits Registered VUL policies issued by
Protective Life Insurance Company
Protective COLI VUL

Supplement Dated June 1, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus
dated May 1, 2023 for the Protective Executive Benefits Registered VUL NY polices issued by
Protective Life and Annuity Insurance Company
Protective NY COLI VUL

This Supplement amends certain information in your variable life insurance policy prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-888-353-2654.

In the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE POLICY" section of the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus, the following fund information is removed and replaced by the following:

Asset Allocation	Portfolio Company — Investment Adviser;	Current	Average Annual Total Returns (as of 12/31/2022)
Type	Sub-Adviser(s), as applicable	Expenses	1 Year	5 Year	10 Year
International Equity	Empower Emerging Markets Equity Fund — Investor Class (formerly, Great-West Emerging Markets Equity Fund) — Goldman Sachs Asset Management, L.P.; Lazard Asset Management LLC(1)	1.26%	-22.34%	—	—

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-888-353-2654. Please keep this Supplement for future reference.